UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

GULFTERRA ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-11680	76-0396023
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.    Changes in Control of Registrant.

        On September 30, 2004 (the “Effective Date”), in accordance with the Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P. (“Enterprise”), Enterprise Products GP, LLC (“Enterprise GP”), Enterprise Products Management LLC (“Merger Sub”), GulfTerra Energy Partners, L.P. (the “Company”) and GulfTerra Energy Company, L.L.C. (the “General Partner”), as such agreement has been amended by Amendment No. 1 thereto, dated as of August 31, 2004 (the “Merger Agreement”), Merger Sub merged with and into the Company (the “Merger”), and the separate existence of Merger Sub ceased. The Company is the surviving entity of the merger and is a wholly-owned subsidiary of Enterprise.

        Additionally, Enterprise and its subsidiaries completed certain other transactions related to the Merger, including the acquisition of the 50% interest in the General Partner held by a subsidiary of El Paso Corporation (“El Paso”), resulting in Enterprise owning a 100% membership interest in the Company’s general partner.

        A description of the Merger and the related transactions and all agreements executed in connection therewith are contained in GulfTerra’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2003 and September 7, 2004 and are incorporated by reference herein.

        Immediately prior to closing the Merger, a subsidiary of El Paso conveyed its 50% membership interest in the General Partner (the “General Partner Interest”) to Enterprise GP, in exchange for $370 million in cash and a 9.9% membership interest in Enterprise GP, and Enterprise GP thereupon made a capital contribution of the General Partner Interest to Enterprise (without increasing its interest in the earnings on cash distributions of Enterprise). Enterprise GP borrowed the foregoing $370 million purchase price from Dan Duncan LLC (which owns a 4.505% membership interest in Enterprise GP), which obtained the funds from a loan from EPCO, Inc. (“EPCO”) (which indirectly owns an 85.595% membership interest in Enterprise GP). EPCO obtained the $370 million for its loan to Dan Duncan LLC using borrowings under its Amended and Restated Credit Agreement dated as of August 25, 2004 among EPCO, the Lenders party therto, Wachovia Bank, National Association, as Administrative Agent, The Bank of Nova Scotia and JPMorgan Chase Bank as Co-Syndication Agents, Bayerische Hypo-Und Vereinsbank AG, New York Branch and Barclays Bank PLC as Co-Documentation Agents.

        In connection with the Merger, Enterprise paid $500 million cash to El Paso in exchange for 10,937,500 Series C Units (the “Series C Units”) of GulfTerra and 2,876,620 Series A Common Units of GulfTerra (the “Common Units” and together with the Series C Units, the “Purchased Units”), and the remaining outstanding GulfTerra Common units (7,433,425 of which were owned by El Paso) were converted into 104,549,889 Common Units of Enterprise (13,454,499 of which are held by El Paso). As a result of the Merger, the Purchased Units became the sole limited partnership interests in the Company.

        Additionally, Enterprise paid an aggregate of approximately $962 million to the lenders under the Company’s revolving credit facility and two senior secured term loans (the “Credit Facilities”), thereby terminating all of the Company’s obligations under the Credit Facilities.

        Enterprise paid the purchase price of the Merger, the refinancing of the Credit Facilities and the related transactions using borrowings under its (1) $750 Million Multi-Year Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiBank, N.A. and JPMorgan Chase Bank, as Co-Syndication Agents, Mizuho Corporate Bank, Ltd., SunTrust Bank and The Bank of Nova Scotia, as Co-Documentation Agents, and (2) $2.25 Billion 364-Day Revolving Credit Agreement dated as of August 25, 2004, among Enterprise Products Operating L.P., the Lenders party thereto, Wachovia Bank, National Association, as Administrative Agent, CitiCorp North America, Inc. and Lehman Commercial Paper Inc., as Co-Syndication Agents.

        As a condition to closing the Merger, all of the directors of the General Partner resigned from their positions as directors of the General Partner as of the Effective Date of the Merger. On the Effective Date, Robert G. Phillips and W. Matt Ralls, both directors of the General Partner prior to the Merger, were elected as directors of Enterprise GP. In addition, Mr. Phillips became President and Chief Operating Officer of Enterprise GP on the Effective Date. These appointments were previously described prospectively in GulfTerra’s Proxy Statement, dated June 22, 2004 and filed with the Commission on June 23, 2004.

Item 9.01.    Financial Statements and Exhibits.

        (a)       Financial statements of businesses acquired.

                    Not applicable.

        (b)        Pro forma financial information.

                    Not applicable.

        (c)        Exhibits.

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to GulfTerra's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to GulfTerra's Current Report on Form 8-K filed with the Commission on September 7, 2004).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFTERRA ENERGY PARTNERS, L.P.

	By:	GulfTerra Energy Company, L.L.C.

Date: October 1, 2004	By:	/s/ Michael J. Knesek
Michael J. Knesek Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.2	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (incorporated by reference to Exhibit 2.2 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.3	Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003, (incorporated by reference to Exhibit 2.3 to GulfTerra’s Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.4	Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 2.4 to GulfTerra's Current Report on Form 8-K filed with the Commission on December 15, 2003).

2.6	Amendment No. 1 to Merger Agreement, dated as of August 31, 2004, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (incorporated by reference to Exhibit 2.1 to GulfTerra's Current Report on Form 8-K filed with the Commission on September 7, 2004).